SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2017
SIGNIFICANT ACCOUNTING POLICIES
Principles of Consolidation

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of ILG, our wholly‑owned subsidiaries, and entities in which we have a controlling interest, including variable interest entities (“VIEs”) where we are the primary beneficiary in accordance with consolidation guidance. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements. References in these financial statements to net income attributable to common stockholders and ILG stockholders’ equity do not include noncontrolling interests, which represent the outside ownership of our consolidated non‑wholly owned entities and are reported separately.

For the years ended December 31, 2017, 2016 and 2015, individual amounts presented herein by quarter may not add to the year-to-date amount due to rounding and, in the case of per share amounts, differences in the average common shares outstanding during each period.

Accounting Estimates

Accounting Estimates

We are required to make certain estimates and assumptions during the preparation of its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”). These estimates and assumptions impact the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the consolidated financial statements. They also impact the reported amount of net earnings during any period. Actual results could differ from those estimates.

Significant estimates underlying the accompanying consolidated financial statements include:

•	the recovery of long‑lived assets as well as goodwill and other intangible assets;
•	purchase price allocations of business combinations;
•	loan loss reserves for vacation ownership mortgages receivable;
•	accounting for acquired vacation ownership mortgages receivable;
•	revenue recognition pertaining to sales of vacation ownership products pursuant to the percentage of completion method;
•	cost of vacation ownership product sales related estimates included in our relative sales value calculation, such as future projected sales revenue and expected project costs to complete;
•	the accounting for income taxes including deferred income taxes and related valuation allowances;
•	the determination of deferred revenue and deferred membership costs;
•	and the determination of stock‑based compensation.

In our opinion, the assumptions underlying the historical consolidated financial statements of ILG and its subsidiaries are reasonable.

Seasonality

Seasonality

Revenue at ILG is influenced by the seasonal nature of travel. Within our VO segment, our sales and financing business experiences a modest impact from seasonality, with higher sales volumes during the traditional vacation periods. Our vacation ownership management businesses by and large do not experience significant seasonality, with the exception of our resort operations revenue which tends to be higher in the first quarter.

Within our Exchange and Rental segment, we recognize exchange and Getaway revenue based on confirmation of the vacation, with the first quarter generally experiencing higher revenue and the fourth quarter generally experiencing lower revenue. Remaining rental revenue is recognized based on occupancy. For the vacation rental business, the first and third quarters generally generate higher revenue as a result of increased leisure travel to our Hawaii‑based managed properties during these periods, and the second and fourth quarters generally generate lower revenue.

Revenue recognition

Revenue Recognition

Vacation Ownership

Revenue from the VO segment is derived principally from sales of VOIs and related fees earned by Vistana and HVO, interest income earned for financing these sales, maintenance fees, fees for vacation ownership resort and homeowners’ association management services, and rental and ancillary revenues, including from hotels owned by Vistana and HVO.

Sales of VOIs

We enter into contracts for the purchase of VOIs which include (i) the sale of the VOI, (ii) membership in the Vistana Signature Network or Hyatt Residence Club, and (iii) potential incentives for purchasing the VOI. See the Membership fee revenue section below for the revenue recognition treatment of the club membership fees.

Consolidated VOI sales are recognized and included in revenues once control of the VOI has transferred and the purchaser secures the benefits of ownership, which occurs after a binding sales contract has been executed, collectability is reasonably assured, the rescission period has expired, and construction is complete. The agreement for sale generally provides for a down payment and a note secured by a mortgage payable in monthly installments, including interest, over a typical term ranging from 5  -15 years.

The provision for loan losses is recorded as an adjustment to sales of VOIs in the consolidated income statements rather than as an adjustment to bad debt expense, as the default on the VOI is deemed to be a right of return. We record an estimate of loan losses at the time of the VOI sale and recognize revenue net of amounts deemed uncollectible.

We at times offer several types of sales incentives, including SPG and World of Hyatt points, a bonus week, and down payment credits to buyers. Revenue from sales incentives is recognized when the incentive is delivered to the owner of the VOI. If the owner finances the VOI, the incentive may not be delivered until six payments have been made. For our primary incentives, SPG and World of Hyatt points, we act as an agent and therefore, recognize revenue for these incentives on a net basis.

We routinely sell trial vacation packages where we provide our customers with a stay at a resort and offer a discount on a future VOI sale. The future discount is accounted for as a material right, which is recognized when the purchaser buys a VOI or the discount expires, both of which occur at the time of stay. Our customers have the option to pay upfront for these packages or finance these packages through us. In the case of unused trial vacation packages, we recognize revenue upon forfeiture as we do not expect a significant amount of breakage to occur.

Management fee and other revenue

Management fees and other revenue in this segment consist of annual maintenance fees, service fees and base management fees, as applicable. Annual maintenance fees are amounts paid by VOI owners for maintaining and operating the respective properties, which includes management services, and are recognized on a straight‑line basis over the respective annual maintenance period. Our day-to-day management services include activities such as housekeeping services, operation of a reservation system, maintenance, and certain accounting and administrative services. We receive compensation for such management services, which is generally based on either a percentage of the budgeted cost to operate such resorts or a fixed fee arrangement, on a monthly basis as the services are performed. We generally recognize management fee revenue on a gross basis except for management fees associated with VOIs which remain in our inventory.

Resort operations revenue

Our resort operations performance obligations are largely comprised of transient rental income at our vacation ownership and owned-hotel properties. We may receive payment for these services upfront or at the time of the stay. We record rental revenue when occupancy has occurred or, in the case of unused prepaid rental deposits, upon forfeiture. We do not expect a significant amount of breakage to occur related to prepaid rental deposits.

Other ancillary services revenue consists of goods and services that are sold or provided by us at restaurants, golf courses and other retail and service outlets located at developed resorts. We receive payment and recognize ancillary services revenue when goods have been provided and/or services have been rendered.

Exchange and Rental

Membership fee revenue

Revenue from membership fees from our Exchange and Rental segment is deferred and recognized over the terms of the applicable memberships, typically ranging from one to five years, on a straight‑line basis. When multiple member benefits and services are provided over the term of the membership, revenue is recognized for each separable deliverable ratably over the membership period, as applicable. Membership fees are paid up front at the beginning of the applicable membership period. Generally, memberships are cancelable and refundable on a pro‑rata basis, with the exception of Interval Network’s Platinum tier which is non‑refundable.

Transaction revenue

Revenue from exchanges, Getaway transactions and other fee-based services provided to members of our networks is recognized when confirmation of the transaction is provided and services have been rendered, as the earnings process is complete. Reservation servicing fees are generally received on a monthly basis and revenue is recognized when the service is performed or on a straight‑line basis over the applicable service period.

Club rental revenue

Club rental revenue represents rentals generated by the Vistana Signature Network and Hyatt Residence Club mainly to monetize inventory at their vacation ownership resorts to provide exchanges for our members through hotel loyalty programs. We recognize revenue for such rentals when occupancy has occurred.

Rental management revenue

Revenue from our vacation rental management businesses is comprised of base management fees which are typically either (i) fixed amounts, (ii) amounts based on a percentage of adjusted gross lodging revenue, or (iii) various revenue sharing arrangements with condominium owners based on stated formulas. We generally receive payment from the rental management services on a monthly basis as the services are performed. Base management fees are recognized when earned in accordance with the terms of the contract (i.e., over time as we perform the management services). Incentive management fees for certain hotels and condominium resorts are generally a percentage of either operating profits or improvement in operating profits. We recognize incentive management fees as earned throughout the incentive period based on actual results which are trued‑up at the culmination of the incentive period. Determining the amount of the transaction price related to the incentive management fees may require us to estimate the variable consideration related to the incentive fees based on generated budgets and forecasts until such time as the actual amounts are known (typically at end of calendar year). Such variable consideration is included in the transaction price only to the extent that it is probable that a significant reversal of the related revenue will not occur. Service fee revenue is based on the services provided to owners including reservations, sales and marketing, property accounting and information technology services, either internally or through third party providers. Service fee revenue is recognized when the service is provided. If the service is provided through third-party provider, such as reservations using online travel agents, we are considered an agent for these services and will therefore recognize revenue from the service fees on a net basis per the terms of the respective agreement.

General

Cost reimbursement revenue

Represents the compensation and other employee-related costs directly associated with managing properties that are included in both revenue and cost of sales and that are passed on to the property owners or homeowner associations without mark-up. Cost reimbursement revenue of the Vacation Ownership segment also includes reimbursement of sales and marketing expenses, without mark-up, pursuant to contractual arrangements. Such cost reimbursements are recognized gross when the related services are performed, other than cost reimbursements pertaining to services associated with our unsold VOIs classified as inventory.

Deferred revenue in a business combination

When we acquire a business which records deferred revenue on its historical financial statements, we are required to re‑measure that deferred revenue as of the acquisition date pursuant to rules related to accounting for business combinations, as described further below. The post‑acquisition impact of that remeasurement results in recognizing revenue which solely comprises the cost of the associated legal performance obligation we assumed as part of the acquisition, plus a normal profit margin. This purchase accounting treatment typically results in lower amounts of revenue recognized in a reporting period following the acquisition than would have otherwise been recognized on a historical basis.

Contracts with multiple performance obligations

When we enter into an arrangement which contains multiple promises, we are required to determine whether the promises in these arrangements should be treated as separate performance obligations for revenue recognition purposes and, if so, how the transaction price should be allocated to each performance obligation. We analyze our contracts upon execution to determine the appropriate revenue recognition accounting treatment. Our determination of whether to recognize revenue for separate performance obligations will depend on the terms and specifics of our products and arrangements as well as the nature of changes to our existing products and services, if any. The transaction price is allocated to such distinct performance obligations in accordance with their standalone selling price. As we have observable standalone sales of each of our performance obligations, we utilize the observable standalone selling price for purposes of allocation and we do not exercise significant judgement in determining these standalone selling prices. The allocation of the total transaction price to the various performance obligations does not change the total revenue recognized from a transaction or arrangement, but may impact the timing of revenue recognition.

Sales type taxes

All taxable revenue transactions are presented on a net‑of‑tax basis.

Costs to Obtain or Fulfill a Contract

We capitalize the incremental costs of obtaining a contract when those costs would not have been incurred if the contract had not been obtained, in accordance with ASC Subtopic 340-40, Other Assets and Deferred Costs – Revenue from Contracts with Customers (“ASC 340-40”). Direct costs of acquiring members (primarily commissions) are deferred and amortized on a straight‑line basis over the terms of the applicable membership period. We also capitalize commissions related to the sale of prepaid vacation packages. These commissions are expensed when the purchaser stays at the property. If a contract is cancelled, we charge the unrecoverable direct selling costs to expense at cancellation.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less.
Restricted Cash and Cash Equivalents

Restricted Cash and Cash Equivalents

Restricted cash and cash equivalents at December 31, 2017 and 2016 primarily includes maintenance fees, certain resort related reserves, and deposits received on sales of VOIs that are held in escrow until the applicable statutory rescission period has expired and the funds have been released from escrow and the deeding process has begun or title is otherwise transferred. We also may have the opportunity to release escrow funds by issuing a surety bond. Additionally, restricted cash and cash equivalents also include amounts held in trust and lock box accounts in connection with certain transactions related to management of vacation rental properties as well as cash held by our variable interest entities (“VIEs”) from our securitization transactions (refer to Note 14).

Accounts Receivable

Accounts Receivable

Accounts receivable are stated at amounts due from customers, principally resort developers, members and managed properties, net of an allowance for doubtful accounts. Accounts receivable outstanding longer than the contractual payment terms are considered past due. We determine our allowance by considering a number of factors, including the length of time accounts receivable are past due, previous loss history, our judgment as to the specific customer’s current ability to pay its obligation and the condition of the general economy. More specifically, our policy for determining our allowance for doubtful accounts consists of both general and specific reserves. The general reserve methodology is distinct for each ILG business based on its historical collection experience and past practice. Predominantly, receivables greater than 120 days past due are applied a general reserve factor, while receivables 180 days or more past due are fully reserved. The determination of when to apply a specific reserve requires judgment and is directly related to the particular customer collection issue identified, such as known liquidity constraints, insolvency concerns or litigation.

The bad debt expense associated with the allowance for doubtful accounts is included within general and administrative expense within our consolidated statements of income. We write off accounts receivable when they become uncollectible once we have exhausted all means of collection.

Vacation Ownership Inventory and Cost of Sales

Vacation Ownership Inventory and Cost of Sales

Our inventory consists of completed unsold vacation ownership interests, which has an operating cycle that generally exceeds twelve months, and vacation ownership projects under construction. On our consolidated balance sheet, completed unsold vacation ownership interests are presented as a current asset, while vacation ownership projects under construction are presented as a non-current asset given this inventory is in the development stage of its operating cycle. We carry our inventory presented within current assets at the lower of cost or fair value, less expected costs to sell, which can result in impairment charges and/or recoveries of previous impairments.

We capitalize costs clearly associated with the acquisition, development and construction of a real estate project when it is probable that the project will move forward. We capitalize salary and related costs only to the extent they directly relate to the project. We capitalize interest expense, taxes and insurance costs when activities that are necessary to get the property ready for its intended use are underway. We cease capitalization of costs during prolonged gaps in development when substantially all activities are suspended or when projects are considered substantially complete.

We account for our vacation ownership inventory and cost of vacation ownership products in accordance with the authoritative guidance for accounting for real estate time-sharing transactions contained in ASC Topic 978, Real Estate—Time Sharing Activities, which defines a specific application of the relative sales value method for reducing vacation ownership inventory and recording cost of sales. Also, pursuant to the guidance for accounting for real estate time-sharing transactions, we do not reduce inventory for the cost of vacation ownership products related to anticipated credit losses (accordingly, no adjustment is made when inventory is reacquired upon default of originated receivables). These standards provide for changes in estimates within the relative sales value calculations to be accounted for as real estate inventory true-ups, which we refer to as cost of sales true-ups, and are recorded in cost of vacation ownership product sales to retrospectively adjust the margin previously recorded subject to those estimates. These cost of sales true-ups could result in material adjustments to cost of vacation ownership product sales in a given period.

Vacation Ownership Mortgages Receivable and Allowance for Loan Losses

Vacation Ownership Mortgages Receivable and Allowance for Loan Losses

Vacation ownership mortgages receivable consist of loans to eligible customers who purchase VOIs and choose to finance their purchase. These mortgages receivable are collateralized by the underlying VOI, generally bear interest at a fixed rate, have a typical term ranging from 5-15 years and are generally made available to customers who make a down payment on the purchase price within established credit guidelines.

Vacation ownership mortgages receivable are composed of mortgage loans related to our financing of vacation ownership interval sales. Included within our vacation ownership mortgages receivable are originated loans and loans acquired in connection with our acquisitions of Vistana and HVO.

Acquired loans are segregated between those with deteriorated credit quality at acquisition and those deemed as performing. To make this determination, we consider such factors as credit collection history, past due status, non‑accrual status, credit risk ratings, interest rates and the underlying collateral securing the loans. The fair value of acquired loans deemed performing is determined by discounting cash flows, both principal and interest, for the loan pool at market interest rates while giving consideration to anticipated future defaults. The difference between fair value and principal balances due at acquisition date is accreted to interest income, within consolidated revenue, over the estimated life of the loan pool.

The collection activity associated with our securitized vacation ownership notes receivable determines the amount of our monthly repayments against our securitized debt. Collection activity includes contractual payments due and prepayments. In addition, defaulted loans are generally removed from the securitized pool and are substituted or repurchased, while upgraded loans are repurchased, for debt repayment purposes. The securitized debt is non-recourse without a specific repayment schedule. As the amount of each principal payment is contingent on the cash flows from underlying vacation ownership mortgages receivable in a given period, we have not disclosed future contractual debt repayments. Additionally, our vacation ownership mortgages receivable securitization agreements allow us to receive the net excess cash flows (spread between the collections on the notes and payments for third party obligations as defined in the securitization agreements) from the VIEs provided we do not meet certain triggers related to default levels and collateralization of the securitized pool, as discussed in Note 14.

Allowance for Loan Losses

For originated loans, we record an estimate of uncollectability as a reduction of sales of VOIs in the accompanying consolidated statements of income at the time revenue is recognized on a VOI sale. We evaluate our originated loan portfolio collectively as they are largely homogeneous, smaller‑balance, vacation ownership mortgages receivable. We use a technique referred to as static pool analysis, which tracks uncollectibles over the entire life of those mortgages receivable, as the basis for determining our general reserve requirements on our vacation ownership mortgages receivable. The adequacy of the related allowance is determined by management through analysis of several factors, such as current economic conditions and industry trends, as well as the specific risk characteristics of the portfolio, including defaults, aging, and historical write‑offs of these receivables. The allowance is maintained at a level deemed adequate by management based on a periodic analysis of the mortgage portfolio.

We generally determine our originated vacation ownership mortgages receivable to be nonperforming if either interest or principal is more than 30 days past due. All non‑performing loans are placed on non‑accrual status and we do not resume interest accrual until the receivable becomes contractually current. We apply payments we receive for vacation ownership notes receivable on non‑performing status first to interest, then to principal, and any remainder to fees.

Loans acquired in connection with a business combination are recorded at their estimated fair value on their purchase date with no carryover of the related allowance for loan losses. Acquired loans are subsequently evaluated for any required allowance at each reporting date. Refer to Note 6 for additional information on our acquired loans.

Investments in Unconsolidated Entities

Investments in Unconsolidated Entities

We consolidate entities under our control, including variable interest entities (VIEs) where we are deemed to be the primary beneficiary as a result of qualitative and/or quantitative characteristics. The primary beneficiary is the party who has the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and who has an obligation to absorb losses of the entity or a right to receive benefits from the entity that could potentially be disproportionate to the entity. Investments in unconsolidated affiliates over which we exercise significant influence, but do not control, including joint ventures, are accounted for by the equity method. In addition, our limited partnership investments in which we hold more than a minimal investment are accounted for under the equity method of accounting.

We assess investments in unconsolidated entities for impairment quarterly to determine whether there is an indication that a loss in value that is other‑than‑temporary has occurred. If so, we evaluate the carrying value compared to the estimated fair value of the investment. Fair value is based upon internally developed discounted cash flow models, third‑party appraisals, or if appropriate, current estimated net sales proceeds from pending offers. If the estimated fair value is less than carrying value, we use our judgment to determine if the decline in value is other‑than‑temporary. In making this determination, we consider factors including, but not limited to, the length of time and extent of the decline, loss of values as a percentage of the cost, financial condition and near‑term financial projections, our intent and ability to recover the lost value, and current economic conditions. Impairments that are deemed other‑than‑temporary are charged to equity in losses from unconsolidated entities in our accompanying consolidated statements of income.

Property and Equipment

Property and Equipment

Property and equipment, including capitalized improvements, are recorded at cost. Repairs and maintenance and any gains or losses on dispositions are included in results of operations. Gains or losses on the sale or retirement of assets are included in net income when the assets are retired or sold provided there is reasonable assurance of the collectability of the sales price, if applicable, and any future activities to be performed by us relating to the assets sold are insignificant.

Depreciation is recorded on a straight‑line basis to allocate the cost of depreciable assets to operations over their estimated useful lives. The following table summarizes depreciable life by asset category.

Asset Category	Depreciation Period
Computer equipment	3 to 5 Years
Capitalized software (including internally-developed software)	3 to 7 Years
Buildings and leasehold improvements(1)	1 to 40 Years
Furniture, fixtures and other equipment	3 to 10 Years
(1)	The depreciation period for leasehold improvements is the lesser of the lease term or the economic useful life for leasehold improvements.

In accordance with ASC Topic 350, “Intangibles‑Goodwill and Other” (“ASC 350”), we capitalize certain qualified costs incurred in connection with the development of internal use software. Capitalization of internal use software costs begins when the preliminary project stage is completed, management with the relevant authority authorizes and commits to the funding of the software project, and it is probable that the project will be completed and the software will be used to perform the function intended. Depreciation of property and equipment is presented as a separate line item in the accompanying consolidated income statements.

Fair Value Measurements

Fair Value Measurements

In accordance with ASC Topic 820, “Fair Value Measurement,” (“ASC 820”) the fair value of an asset is considered to be the price at which the asset could be sold in an orderly transaction between unrelated knowledgeable and willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. We categorize assets and liabilities recorded at fair value using a three‑tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include:

•	Level 1—Observable inputs that reflect quoted prices in active markets
•	Level 2—Inputs other than quoted prices in active markets that are either directly or indirectly observable
•	Level 3—Unobservable inputs in which little or no market data exists, therefore requiring the company to develop its own assumptions

Our non‑financial assets, such as goodwill, intangible assets, vacation ownership inventory and long‑lived assets, are adjusted to fair value only when an impairment charge is recognized. Such fair value measurements are based predominantly on Level 3 inputs.

Accounting for Business Combinations

Accounting for Business Combinations

In accordance with ASC Topic 805, “Business Combinations,” when accounting for business combinations we are required to recognize the assets acquired, liabilities assumed, contractual contingencies, noncontrolling interests and contingent consideration at their fair value as of the acquisition date. These items are recorded on our consolidated balance sheets as of the respective acquisition dates based upon their estimated fair values at such dates. The results of operations of acquired businesses are included in the consolidated statements of income since their respective acquisition dates.

The purchase price allocation process requires management to make significant estimates and assumptions with respect to intangible assets, estimated contingent consideration payments and/or pre‑acquisition contingencies, all of which ultimately affect the fair value of goodwill established as of the acquisition date. Goodwill acquired in business combinations is assigned to the reporting unit(s) expected to benefit from the combination as of the acquisition date and is then subsequently tested for impairment at least annually. If the fair value of the net assets acquired exceeds the purchase price consideration, we record a gain on bargain purchase. However, in such a case, before the measurement period closes we perform a reassessment to reconfirm whether we have correctly identified all of the assets acquired and all of the liabilities assumed as of the acquisition date.

As part of our accounting for business combinations we are required to determine the useful lives of identifiable intangible assets recognized separately from goodwill. The useful life of an intangible asset is the period over which the asset is expected to contribute directly or indirectly to the future cash flows of the acquired business. An intangible asset with a finite useful life shall be amortized; an intangible asset with an indefinite useful life shall not be amortized. We base the estimate of the useful life of an intangible asset on an analysis of all pertinent factors, in particular, all of the following factors with no one factor being more presumptive than the other:

•	The expected use of the asset.
•	The expected useful life of another asset or a group of assets to which the useful life of the intangible asset may relate.
•	Any legal, regulatory, or contractual provisions that may limit the useful life.
•

Our own historical experience in renewing or extending similar arrangements, consistent with our intended use of the asset, regardless of whether those arrangements have explicit renewal or extension provisions.

•	The effects of obsolescence, demand, competition, and other economic factors.
•	The level of maintenance expenditures required to obtain the expected future cash flows from the asset.

If no legal, regulatory, contractual, competitive, economic, or other factors limit the useful life of an intangible asset to the reporting entity, the useful life of the asset shall be considered to be indefinite. The term indefinite does not mean the same as infinite or indeterminate. The useful life of an intangible asset is indefinite if that life extends beyond the foreseeable horizon—that is, there is no foreseeable limit on the period of time over which it is expected to contribute to the cash flows of the acquired business.

Although we believe the assumptions and estimates we have made have been reasonable and appropriate, they are based in part on historical experience and information obtained from the management of the acquired entity and are inherently uncertain. Examples of critical estimates in accounting for acquisitions include but are not limited to:

•	future expected cash flows from sales of products and services and related contracts and agreements;
•	discount and long‑term growth rates; and
•

the estimated fair value of the acquisition‑related contingent consideration, which is performed using a probability‑weighted income approach based upon the forecasted achievement of post‑acquisition pre‑determined targets;

Unanticipated events and circumstances may occur which could affect the accuracy or validity of our assumptions, estimates or actual results. Additionally, any change in the fair value of the acquisition‑related contingent consideration subsequent to the acquisition date, including changes resulting from events that occur after the acquisition date, such as changes in our estimated fair value of the targets that are expected to be achieved, will be recognized in earnings in the period of the change in estimated fair value.

Additionally, when acquiring a company who has recorded deferred revenue in its historical, pre‑acquisition financial statements, we are required as part of purchase accounting to re‑measure the deferred revenue as of the acquisition date. Deferred revenue is re‑measured to represent solely the cost that relates to the associated legal performance obligation which we assumed as part of the acquisition, plus a normal profit margin representing the level of effort or risk assumed. Legal performance obligations that simply relate to the passage of time would not result in recognized deferred revenue as there is little to no associated cost.

Goodwill and Indefinite-Lived Intangible Assets

Goodwill and Indefinite-Lived Intangible Assets

Goodwill and indefinite-lived intangible assets are significant components of our consolidated balance sheets. Our policies regarding the valuation of intangible assets affect the amount of future amortization and possible impairment charges we may incur. Assumptions and estimates about future values and remaining useful lives of our intangible and other long‑lived assets are complex and subjective. They can be affected by a variety of factors, including external factors such as consumer spending habits and general economic trends, and internal factors such as changes in our business strategy and our internal forecasts.

Goodwill acquired in business combinations is assigned to the reporting unit(s) expected to benefit from the combination as of the acquisition date. In accordance with ASC 350, we review the carrying value of goodwill and other intangible assets of each of our reporting units on an annual basis as of October 1, or more frequently upon the occurrence of certain events or substantive changes in circumstances, based on either a qualitative assessment or a two‑step impairment test. Our reporting units within each of our Vacation Ownership and Exchange and Rental operating segments are as follows:

OPERATING SEGMENTS
Vacation Ownership	Exchange and Rental
VO management reporting unit	Exchange reporting unit
VO sales and financing reporting unit	Rental reporting unit

During the year, we monitor the actual performance of our reporting units relative to the fair value assumptions used in our annual impairment test, including potential events and changes in circumstance affecting our key estimates and assumptions.

Qualitative Assessment

The qualitative assessment may be elected in any given year pursuant to ASC 350. Under this guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of a reporting unit. If entities determine, on the basis of qualitative factors, that it is more‑likely‑than‑not (i.e., a likelihood of more than 50 percent) that the fair value of the reporting unit is below the carrying amount, the two‑step impairment test would be required. The guidance also provides the option to skip the qualitative assessment in any given year and proceed directly with the two‑step impairment test at our discretion.

Our qualitative assessment is performed for the purpose of assessing whether events or circumstances have occurred in the intervening period between the date of our last two‑step impairment test (the “Baseline Valuation”) and the date of our current annual impairment test which could adversely affect the comparison of our reporting units’ fair value with its carrying amount. Examples of events and circumstances that might indicate that a reporting unit’s fair value is less than its carrying amount include macro‑economic conditions such as deterioration in the entity’s operating environment, industry or overall market conditions; reporting unit specific events such as increasing costs, declining financial performance, or loss of key personnel or contracts; or other events such as pending litigation, access to capital in the credit markets or a sustained decrease in ILG’s stock price on either an absolute basis or relative to peers. If it is determined, as a result of the qualitative assessment, that it is more‑likely‑than‑not that the fair value of a reporting unit is less than its carrying amount, we are then required to perform a two‑step impairment test on goodwill.

Two‑step Impairment Test

The first step of the impairment test compares the fair value of each reporting unit with its carrying amount, including goodwill. The fair value of each reporting unit is calculated using the average of an income approach and a market comparison approach which utilizes similar companies as the basis for the valuation. If the carrying amount exceeds fair value, then the second step of the impairment test is performed to measure the amount of any impairment loss. The impairment loss is determined by comparing the implied fair value of goodwill to the carrying value of goodwill. The implied fair value of goodwill represents the excess of the fair value of the reporting unit over amounts assigned to its net assets.

The determination of fair value utilizes an evaluation of historical and forecasted operating results and other estimates. Fair value measurements are generally determined through the use of valuation techniques that may include a discounted cash flow approach, which reflects our own assumptions of what market participants would use in pricing the asset or liability.

Indefinite‑Lived Intangible Assets

Our intangible assets with indefinite lives relate principally to trade names, trademarks and certain resort management contracts. Pursuant to ASC 350, if an intangible asset is determined to have an indefinite useful life, it shall not be amortized until its useful life is determined to no longer be indefinite. Accordingly, we evaluate the remaining useful life of an intangible asset that is not being amortized each reporting period to determine whether events or circumstances continue to support an indefinite useful life. As of December 31, 2017, there have been no changes to the indefinite life determination pertaining to these intangible assets.

In addition, an intangible asset that is not subject to amortization shall be tested for impairment annually, or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment test consists of a comparison of the fair value of an intangible asset with its carrying amount. If the carrying amount of an indefinite‑lived intangible asset exceeds its estimated fair value, an impairment loss equal to the excess is recorded. However, entities testing an indefinite‑lived intangible asset for impairment have the option of performing a qualitative assessment before calculating the fair value of the asset. If entities determine, on the basis of qualitative factors, that the likelihood of the indefinite‑lived intangible asset being impaired is below a “more‑likely‑than‑not” threshold (i.e., a likelihood of more than 50 percent), the entity would not need to calculate the fair value of the asset.

Long-Lived Assets and Intangible Assets with Definite Lives

Long‑Lived Assets and Intangible Assets with Definite Lives

We review the carrying value of all long‑lived assets - primarily property and equipment, vacation ownership inventory under construction and not in active sales, and definite‑lived intangible assets - for impairment whenever events or changes in circumstances indicate that the carrying value of a long‑lived asset (asset group) may be impaired. In accordance with guidance included within ASC Topic 360, “Property Plant and Equipment,” (“ASC 360”), recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset (asset group) to future undiscounted cash flows expected to be generated by the asset (asset group). An asset group is the lowest level of assets and liabilities for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. When estimating future cash flows, we consider:

•	only the future cash flows that were directly associated with and that are expected to arise as a direct result of the use and eventual disposition of the asset group;
•	our own assumptions about our use of the asset group and all available evidence when estimating future cash flows;
•	potential events and changes in circumstance affecting our key estimates and assumptions; and
•	the existing service potential of the asset (asset group) at the date tested.

If an asset (asset group) is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset (asset group) exceeds its fair value. When determining the fair value of the asset (asset group), we consider the highest and best use of the assets from a market‑participant perspective. The fair value measurement is generally determined through the use of independent third party appraisals or an expected present value technique, both of which may include a discounted cash flow approach, which reflects our own assumptions of what market participants would utilize to price the asset (asset group).

Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Assets to be abandoned, or from which no further benefit is expected, are written down to zero at the time that the determination is made and the assets are removed entirely from service.

Advertising

Advertising

Advertising and promotional expenditures primarily include printing and postage costs of directories and magazines, promotions, tradeshows, agency fees, and related commissions. Direct‑response advertising consists primarily of printing, postage, and freight costs related to our member resort directories. Advertising costs are expensed in the period incurred, except for magazine related costs that are expensed at time of mailing when the advertising takes place, and direct‑response advertising, which are amortized ratably over the applicable period following the mailing of the directories.

Advertising expense was $22 million, $20 million and $16 million for the years ended December 31, 2017, 2016 and 2015, respectively, of which $4 million, $3 million and $3 million, respectively, pertained to expenses related to our direct‑response advertising. As of December 31, 2017 and 2016, we had $6 million and $5 million, respectively, of capitalized advertising costs recorded in prepaid expenses on our accompanying consolidated balance sheets.

Income Taxes

Income Taxes

ILG accounts for income taxes under the asset and liability method, whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and attributable to tax loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences or tax loss or tax credit carryforwards are expected to be recovered or settled. On December 22, 2017, the President of the United States signed into law the Tax Reform Act, which lowered the federal corporate tax rate from 35% to 21% and made numerous other tax law changes. Further information on the tax impacts of the Tax Reform Act is included in Note 20 accompanying our consolidated financial statements.

A valuation allowance is provided on deferred tax assets if it is determined that it is more likely than not that the deferred tax asset will not be realized. In making this determination, we make estimates and assumptions regarding this realization, which is dependent upon the generation of future taxable income or the reversal of deferred tax liabilities during the periods in which those temporary differences become deductible. We consider the history of taxable income in recent years, the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies to make this assessment. A change in these assumptions may increase or decrease our valuation allowance resulting in an increase or decrease in our effective tax rate, which could materially affect our consolidated financial statements.

Pursuant to ASC Topic 740 “Income Taxes” (“ASC 740”), ILG recognizes liabilities for uncertain tax positions based on the two step process prescribed by the interpretation. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settling the uncertain tax position. ILG records interest on potential income tax contingencies as a component of income tax expense and records interest net of any applicable related income tax benefit.

Foreign Currency Translation and Transaction Gains and Losses

Foreign Currency Translation and Transaction Gains and Losses

The financial position and operating results of substantially all foreign operations are consolidated using the local currency as the functional currency. Local currency assets and liabilities are translated at the rates of exchange as of the balance sheet date, and local currency revenue and expenses are translated at average rates of exchange during the period. Resulting translation gains or losses are included as a component of accumulated other comprehensive income (loss), a separate component of ILG stockholders’ equity. Accumulated other comprehensive income (loss) is solely related to foreign currency translation.

Transaction gains and losses arising from transactions and/or assets and liabilities denominated in a currency other than the functional currency of the entity involved are included in the consolidated statements of income. Operating foreign currency exchange attributable to foreign currency remeasurements of operating assets and liabilities denominated in a currency other than their functional currency, primarily related to Euro denominated value added tax liabilities, resulted in a net loss of $0.2 million for the year ended December 31, 2017 and net gains of $0.1 million and $0.2 million for the years ended December 31, 2016 and 2015, respectively, which is included in general and administrative expenses. Non‑operating foreign currency exchange which primarily relates to U.S. dollar denominated intercompany loan positions resulted in a net gain of $1 million for the year ended December 31, 2017, a net loss of $7 million for the year ended December 31, 2016, and a net gain of $4 million for the year ended December 31, 2015, and are included in other income (expense) in the accompanying consolidated statements of income.

Stock-Based Compensation

Stock‑Based Compensation

Stock‑based compensation is accounted for under ASC Topic 718, “Compensation—Stock Compensation” (“ASC 718”). Non‑cash compensation expense for stock‑based awards is measured at fair value on date of grant and recognized over the service period for awards expected to vest. The fair value of restricted stock and restricted stock units (“RSUs”) is determined based on the number of shares granted and the quoted price of our common stock on that date, except for RSUs subject to relative total shareholder return performance criteria, which the fair value is based on a Monte Carlo simulation analysis as further discussed in Note 19. We grant awards subject to graded vesting (i.e., portions of the award vest at different times during the vesting period) or to cliff vesting (i.e., all awards vest at the end of the vesting period). Certain RSUs, in addition, are subject to attaining specific performance criteria. For RSUs to be settled in stock, the accounting charge is measured at the grant date fair value and expensed as non‑cash compensation over the vesting term using the straight‑line basis for service‑only awards and the accelerated basis for performance‑based awards with graded vesting. For certain cliff vesting awards with performance criteria, we also use anticipated future results in determining the fair value of the award. Such value is recognized as an expense over the service period using the straight‑line recognition method. The amount of stock‑based compensation expense recognized in the consolidated statements of income for periods prior to January 1, 2017 is reduced by estimated forfeitures, as the amount recorded is based on awards ultimately expected to vest. Our forfeiture rate was estimated at the grant date based on historical experience. With the adoption of ASU 2016-09 “Compensation-Stock Compensation (Topic 718) Improvements to Employee Share-Based Payment Accounting”, on January 1, 2017, we no longer reduce stock-based compensation by estimated forfeitures. Instead we account for forfeitures when they occur. For any vesting tranche of an award, the cumulative amount of compensation cost recognized is at least equal to the portion of the grant‑date value of the award tranche that is actually vested at that date. Stock‑based compensation is recorded within the same line item in our consolidated statements of income as the employee‑related compensation of the award recipient, as disclosed in tabular format in Note 19.

The expense associated with RSU awards to be settled in cash is initially measured at fair value at the grant date and expensed ratably over the vesting term, recording a liability subject to mark‑to‑market adjustments for changes in the price of the respective common stock as compensation expense.

Management must make certain estimates and assumptions regarding stock awards that will ultimately vest, and to the extent actual results or updated estimates differ from our current estimates, such amounts will be recorded as a cumulative adjustment in the period estimates are revised. Tax benefits resulting from tax deductions in excess of the stock‑based compensation expense recognized in the consolidated statements of income for periods prior to January 1, 2017 were reported as a component of financing cash flows. With the adoption of ASU 2016-09, we elected the prospective transition method for the presentation of excess tax benefits within the statement of cash flows. As such, in 2017, the excess tax benefits from stock based awards were classified along with other income tax cash flows as an operating activity in the statement of cash flows.  Gross excess tax benefits from stock‑based compensation reported as a component of financing cash flows had a negligible balance for the year ended December 31, 2016, and was $2 million in the year ended December 31, 2015.

Earnings per Share

Earnings per Share

Basic earnings per share attributable to common stockholders is computed by dividing the net income attributable to common stockholders by the weighted average number of shares of common stock outstanding for the period. Treasury stock is excluded from the weighted average number of shares of common stock outstanding. Diluted earnings per share attributable to common stockholders is computed based on the weighted average number of shares of common stock and dilutive securities outstanding during the period. Dilutive securities are common stock equivalents that are freely exercisable into common stock at less than market prices or otherwise dilute earnings if converted. The net effect of common stock equivalents is based on the incremental common stock that would be issued upon the assumed exercise of common stock options and the vesting of RSUs and restricted stock using the treasury stock method. Common stock equivalents are not included in diluted earnings per share when their inclusion is antidilutive. The computations of diluted earnings per share available to common stockholders exclude approximately 0.3 and 0.2 million RSUs and restricted stock for each of the years ended December 31, 2017 and 2016, respectively, and 0.2 million stock options and 0.3 million RSUs for the year ended December 31, 2015, as the effect of their inclusion would have been antidilutive to earnings per share.

The computation of weighted average common and common equivalent shares used in the calculation of basic and diluted earnings per share is as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Basic weighted average shares of common stock outstanding	124,032	100,868	57,400
Net effect of common stock equivalents assumed to be vested related to RSUs and restricted stock	1,801	864	588
Net effect of common stock equivalents assumed to be exercised related to stock options held by non-employees	—	—	1
Diluted weighted average shares of common stock outstanding	125,833	101,732	57,989

Earnings per share for the years ended December 31, 2017, 2016 and 2015 are as follows (in thousands, except per share data):

	Year Ended December 31,
	2017	2016	2015
Net income attributable to common stockholders	$174,029	$269,689	$73,557
Weighted average number of shares of common stock outstanding:
Basic	124,032	100,868	57,400
Diluted	125,833	101,732	57,989
Earnings per share attributable to common stockholders:
Basic	$1.40	$2.67	1.28
Diluted	$1.38	$2.65	1.27

Certain Risks and Concentrations

Certain Risks and Concentrations

Geographic Risk

In regards to our Exchange and Rental segment, a substantial percentage of the vacation ownership resorts in the Interval Network are located in Florida, Hawaii, Las Vegas, Mexico and Southern California, while the majority of the revenue from our vacation rental management businesses is derived from vacation properties located in Hawaii.

In regards to our Vacation Ownership segment, a substantial percentage of our VOIs available for sale are located in Hawaii, Florida and Mexico, and the largest concentration of revenue derived the management of vacation ownership properties resides in Spain with regard to our VRI Europe business.

From an ILG perspective, approximately $779 million, $539 million and $235 million of 2017, 2016 and 2015 revenue, respectively, (excluding cost reimbursement revenue) was generated from travel to properties located in all of these locations, together with vacation ownership management services and sales and financing activities related to these locations.

Business Risk

ILG also depends on relationships with developers and vacation property owners, as well as third party service providers for processing certain fulfillment services. We do not consider our overall business to be dependent on any one of these resort developers, provided, that the loss of a few large developers (particularly those from which Interval receives membership renewal fees directly) could materially impact our business. The loss of several of our largest management agreements could materially impact our businesses.

ILG’s business also is subject to certain risks and concentrations including exposure to risks associated with online commerce security and credit card fraud.

Credit Risk

ILG is exposed to credit risk in relation to its portfolio of mortgage receivables associated with its vacation ownership business, as further discussed in Note 6. We offer financing to purchasers of VOIs at our Hyatt, Sheraton and Westin‑branded vacation ownership resorts and, as a result, ILG bears the risk of default on these loans. Should a purchaser default, ILG has the ability to foreclose and attempt to resell the associated VOI at its own cost to resell.

Other financial instruments that potentially subject ILG to concentration of credit risk consist primarily of cash and cash equivalents and restricted cash, which are maintained with high quality financial institutions. Financial instruments also contain secured loans that are recorded at the time of origination for the principal amount financed and are carried at amortized cost, net of any allowance for credit losses, as further discussed in Note 14.

Interest Rate Risk

ILG is exposed to interest rate risk through borrowings under our amended credit agreement which bears interest at variable rates. The interest rate on the amended credit agreement is based on (at our election) either LIBOR plus a predetermined margin that ranges from 1.25% to 2.5%, or the Base Rate as defined in the amended credit agreement plus a predetermined margin that ranges from 0.25% to 1.5%, in each case based on ILG’s total leverage ratio.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

With the exception of those discussed below, there have been no recent accounting pronouncements or changes in accounting pronouncements during the year ended December 31, 2017 that are of significance, or potential significance, to ILG based on our current operations. The following summary of recent accounting pronouncements is not intended to be an exhaustive description of the respective pronouncement.

In February 2018, the FASB issued ASU 2018-02, “Income Statement – Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income” to address stakeholder concerns about the guidance in current generally accepted accounting principles (GAAP) that requires deferred tax liabilities and assets to be adjusted for the effect of a change in tax laws or rates with the effect included in income from continuing operations in the reporting period that includes the enactment date. The amendments in this Update allow a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act. We are currently evaluating the methods and impact of adopting this new standard on our consolidated financial statements.

In January 2018, the FASB issued ASU 2018-01, “Leases (Topic 842): Land Easement Practical Expedient for Transition to Topic 842” to address stakeholder concerns about the costs and complexity of complying with the transition provisions of the new lease requirements. The amendments in this Update provide an optional transition practical expedient to not evaluate under Topic 842 existing or expire land easements that were not previously accounted for as leases under the current leases guidance in Topic 840. We are currently evaluating the methods and impact of adopting this new standard on our consolidated financial statements.

In May 2017, the FASB issued ASU 2017-09, “Compensation—Stock Compensation (Topic 718): Scope of Modification Accounting” to clarify when to account for a change to the terms or conditions of a share-based payment award as a modification. Under this new guidance, modification accounting is required only if the fair value, the vesting conditions, or the classification of the award (as equity or liability) changes as a result of the change in terms or conditions. The guidance is effective prospectively for annual periods beginning on or after December 15, 2017. Early adoption is permitted. We do not anticipate the adoption of this guidance will have a material impact on our consolidated financial statements.

In March 2017, the FASB issued ASU No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. The FASB issued this ASU to amend the amortization period for certain purchased callable debt securities held at a premium. Prior to the issuance of the ASU, GAAP excludes certain callable debt securities from consideration of early repayment of principal even if the holder is certain that the call will be exercised. As a result, upon the exercise of a call on a callable debt security held at a premium, the unamortized premium is recorded as a loss in earnings. The amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. We do not anticipate the adoption of this guidance will have a material impact on our consolidated financial statements.

In February 2017, the FASB issued ASU No. 2017-05, “Other Income – Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets”. The FASB issued this ASU to clarify the scope of subtopic 610-20, which was issued in May 2014 as part of Accounting Standards Update (ASU) No. 2014-09, “Revenue from Contracts with Customers (Topic 606).” The effective date and transition requirements of these amendments are the same as the effective date and transition requirements of ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)". We adopted this standard, as well as other clarifications and technical guidance issued by the FASB related to this new revenue standard, effective January 1, 2018. We do not anticipate the adoption of this guidance will have a material impact on our consolidated financial statements.

In January 2017, the FASB issued ASU 2017-03, “Accounting Changes and Error Corrections (Topic 250) and Investments—Equity Method and Joint Ventures (Topic 323).” ASU 2017-03 states that a registrant should evaluate ASUs that have not yet been adopted to determine the appropriate financial statement disclosures about the potential material effects of those ASUs on the financial statements when adopted. We do not anticipate the adoption of this guidance will have a material impact on our consolidated financial statements.

In January 2017, the FASB issued ASU 2017-01, “Business Combinations (Topic 805),” to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses by clarifying the definition of a business. The definition of a business affects many areas of accounting including acquisition, disposals, goodwill and consolidation. This amendment covers Phase 1 of a three phase project. The update is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The amendments in this update should be applied prospectively on or after the effective date. We do not anticipate the adoption of this guidance will have a material impact on our consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, “Intangibles—Goodwill and Other (Topic 350),” to simplify the subsequent measurement of goodwill by eliminating the second step from the goodwill impairment test. An entity will no longer determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. Instead, an entity should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. The update is effective for annual periods beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. We do not anticipate the adoption of this guidance will have a material impact on our consolidated financial statements.

In October 2016, the FASB issued ASU 2016-16, “Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory” (“ASU 2016-16”) as part of the Board’s initiative to reduce complexity in accounting standards.  This ASU eliminates an exception in ASC 740, which prohibits the immediate recognition of income tax consequences of intra-entity asset transfers other than inventory.  Under ASU 2016-16, entities will be required to recognize the immediate current and deferred income tax effects of intra-entity asset transfers, which often involve a subsidiary of a company transferring intellectual property to another subsidiary.  For public entities, the new guidance will be effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods.  This ASU’s amendments should be applied on a modified retrospective basis, recognizing the effects in retained earnings as of the beginning of the year of adoption.  Upon adoption we will record a cumulative adjustment of approximately $7 million to opening retained earnings. We do not anticipate the adoption of this guidance will have a material impact on our consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments – Credit Losses (Topic 326).” This ASU amends the Board’s guidance on the impairment of financial instruments. The ASU adds to GAAP an impairment model (known as the current expected credit losses model) that is based on an expected losses model rather than an incurred losses model. Under the new guidance, an entity recognizes as an allowance its estimate of expected credit losses. The ASU is also intended to reduce the complexity of GAAP by decreasing the number of impairment models that entities use to account for debt instruments. The update is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. We do not anticipate the adoption of this guidance will have a material impact on our consolidated financial statements as we currently apply an expected losses model against our outstanding vacation ownership mortgages receivable.

In February 2016, the FASB issued ASU 2016‑02, “Leases (Topic 842)” (“ASU 2016‑02”). ASU 2016‑02 amends the existing accounting standards for lease accounting, including requiring lessees to recognize most leases on their balance sheets and making targeted changes to lessor accounting. The new guidance will be effective for public entities for annual periods beginning after December 15, 2018 and interim periods therein. Early adoption of ASU 2016‑02 as of its issuance is permitted. The new leases standard requires a modified retrospective transition approach for all leases existing at, or entered into after, the date of initial application, with an option to use certain transition relief. We are currently evaluating the methods and impact of adopting this new standard on our consolidated financial statements.

In January 2016, the FASB issued ASU 2016‑01, “Financial Instruments—Overall (Subtopic 825‑10),” which amends the guidance in U.S. GAAP on the classification and measurement of financial instruments. Although the ASU retains many current requirements, it significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. The ASU also amends certain disclosure requirements associated with the fair value of financial instruments. The amendments in this update are effective for fiscal years beginning after December 31, 2017, including interim periods within those fiscal years. We do not anticipate the adoption of this guidance will have a material impact on our consolidated financial statements.

Accounting Pronouncements Adopted in 2017

In October 2016, the FASB issued ASU 2016-17, “Consolidation (Topic 810),” to amend the existing guidance issued with ASU 2015-02. This ASU was issued to amend the consolidation guidance on how a reporting entity, that is the single decision maker of a VIE, should treat indirect interests in the entity held through related parties that are under common control with the reporting entity, when determining whether it is the primary beneficiary of that VIE. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In March 2016, the FASB issued ASU 2016-09 to simplify the current accounting for stock compensation. The areas for simplification in this update involve several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities and classification on the statement of cash flows. Under the new guidance, companies no longer record excess tax benefits and certain tax deficiencies in additional paid-in capital. Instead, all excess tax benefits and tax deficiencies are recognized as income tax expense or benefit in the income statement. In accordance with this ASU, for the year ended December 31, 2017, ILG included a net benefit of $2 million within the income tax provision. In addition, with the adoption of this ASU, we elected to account for forfeitures when they occur, so therefore, effective January 1, 2017, we no longer estimate the number of awards that are expected to vest. We also elected the prospective transition method for the presentation of excess tax benefits within the statement of cash flows. As such, the excess tax benefits from stock based awards was presented as part of the operating activities within the current period consolidated statements of cash flows, and the prior period was not adjusted. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In March 2016, the FASB issued ASU 2016-07, “Investments – Equity Method and Joint Ventures (Topic 323)” (“ASU 2016-07”). The amendments in this ASU require, among other items, that an equity method investor add the cost of acquiring an additional interest in the investee to the current basis of the investor’s previously held interest and adopt the equity method of accounting as of the date the investment becomes qualified for equity method accounting, as well as eliminates certain other existing requirements. The adoption of this guidance did not have a material impact on our consolidated financial statements.

Accounting Pronouncements Adopted in 2018 with Retrospective Treatment

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230).” This ASU requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The update is effective for annual periods beginning after December 15, 2017, including interim periods within those periods.  The adoption of this guidance did not have a material impact on our consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230).”  This ASU addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows under existing guidance. The update is effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The amendments should be applied using a retrospective transition method to each period presented. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In May 2014, the FASB issued ASU 2014‑09 (otherwise known as ASC 606). The FASB and the International Accounting Standards Board (“IASB”) initiated a joint project to clarify the principles for recognizing revenue and to develop a common revenue standard for U.S. GAAP and IFRS that would: (i) remove inconsistencies and weaknesses in revenue requirements; (ii) provide a more robust framework for addressing revenue issues; (iii) improve comparability of revenue recognition practices across entities, industries, jurisdictions, and capital markets; (iv) provide more useful information to users of financial statements through improved disclosure requirements; and (v) simplify the preparation of financial statements by reducing the number of requirements to which an entity must refer. To meet those objectives, the FASB amended the FASB Accounting Standards Codification (“Codification”) and created a new Topic 606, Revenue from Contracts with Customers. The core principle of the guidance in ASU 2014‑09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance in this ASU supersedes the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry specific guidance throughout the Industry Topics of the Codification. Additionally, ASU 2014‑09 supersedes some cost guidance included in Subtopic 605‑35, Revenue Recognition—Construction‑Type and Production‑Type Contracts. The ASU is effective for fiscal years beginning after December 15, 2017 (and interim periods within that period).

In periods subsequent to the initial issuance of this ASU, the FASB has issued additional ASU’s clarifying items within Topic 606, as follows:

•

In August 2015, the FASB issued ASU 2015-14, "Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date," which defers by one year the effective date of ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)" to annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period.

•

In March 2016, the FASB issued ASU 2016-08, “Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations” (“ASU 2016-08”). The amendments in ASU 2016-08 serve to clarify the implementation guidance on principal vs. agent considerations.

•

In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing” (“ASU 2016-10”). The purpose of ASU 2016-10 is to clarify two aspects of Topic 606: identifying performance obligations and the licensing implementation guidance (while retaining the related principles for those areas).

•

In May 2016, the FASB issued ASU 2016-12, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2016-12”). The purpose of ASU 2016-12 is to address certain issues identified to improve Topic 606 by enhancing guidance on assessing collectability, presentation of sales taxes and other similar taxes collected from customers, noncash consideration and completed contracts and contract modifications at transition.

•

In December 2016, the FASB issued ASU 2016-20, “Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers,” which amends certain aspects of the Board’s new revenue standard, ASU 2014-09. This ASU addresses thirteen specific issues pertaining to Topic 606, Revenue from Contracts with Customers.

We have adopted this standard, as well as other clarifications and technical guidance issued by the FASB related to this new revenue standard, as of January 1, 2018, using the retrospective adoption method. See Note 3 for further details.